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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) February 23, 1996
                                                 --------------------------

                  Orchard Supply Hardware Stores Corporation
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             (Exact name of registrant as specified in its charter)



             Delaware                   0-21182               95-4214109
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          (State or other             (Commission          (I.R.S. Employer
            jurisdiction              File Number)        Identification No.)
          of incorporation)



   6450 Via Del Oro                  San Jose, California              95119
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          (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code   (408) 281-3500
                                                   --------------------

                                    N/A
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         (Former name or former address, if changed since last report.)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits
             27      Financial Data Schedule
             99.1    Consolidated Financial Statements of Orchard Supply
                     Hardware Stores Corporation for the three years ended
                     January 28, 1996 and related Notes thereto together with the related Report of Independent Public Accountants and Management's Discussion and Analysis of Financial
                     Condition and Results of Operations
             99.2    Financial Statement Schedules together with the related
                     Report of Independent Public Accountants



                                 SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ORCHARD SUPPLY HARDWARE
                                        STORES CORPORATION


Dated:  February 23, 1996               By: /s/ Stephen M. Hilberg
                                            ---------------------------------
                                            Stephen M. Hilberg
                                            Senior Vice President and
                                            Chief Financial Officer

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